UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 8, 2010

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01	Regulation FD Disclosure.

On December 8, 2010, SWS Group, Inc. (“SWS”) issued a press release announcing that it is terminating its previously announced registered public offering of $95,000,000 aggregate principal amount of convertible senior notes due 2015. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued by SWS on December 8, 2010 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: December 8, 2010	By:	/S/ STACY M. HODGES
Stacy M. Hodges
Executive Vice President
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by SWS on December 8, 2010 (furnished herewith pursuant to Item 7.01).

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